EXHIBIT 10.49

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT
                                   DATED AS OF
                                NOVEMBER 30, 2006

                                     BETWEEN

                               J. ARON & COMPANY,
     A GENERAL PARTNERSHIP ORGANIZED UNDER THE LAWS OF THE STATE OF NEW YORK
                                    ("ARON"),

                                       AND

                          PACIFIC ENERGY RESOURCES LTD.
                             A DELAWARE CORPORATION
                                ("COUNTERPARTY").

PART 1. TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY"

       (i) means, in relation to Aron, Goldman, Sachs & Co., Goldman Sachs Capital Markets, L.P., Goldman Sachs International, Goldman Sachs (Japan) Ltd., Goldman Sachs International Bank, Goldman Sachs
              (Asia) Finance, Goldman Sachs Financial Markets, L.P., Goldman Sachs Paris Inc. et Cie, Goldman Sachs Mitsui Marine Derivative Products, L.P., Goldman, Sachs & Co. oHG, J. Aron & Company (Singapore) Pte., and J. Aron & Company (U.K.) for the purpose of
              Section 5(a)(v), and shall not apply for purposes of Sections 5(a)(vi), 5(a)(vii) and 5(b)(iv); and

       (ii) means, in relation to Counterparty, all Affiliates of Counterparty for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv).

(b) "SPECIFIED TRANSACTION". The term "Specified Transaction" in Section 14 of the Agreement is amended in its entirety as follows:

       "SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a


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

       type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation."

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Aron and will apply to Counterparty, provided that with respect to Aron only, (i) the phrase "or becoming capable at such time of being declared" shall be deleted from clause (1) of such Section 5(a)(vi); and (ii) the following language shall be added to the end thereof: "Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (i) the default was caused solely by error or omission of an administrative or operational nature; (ii) funds were available to enable the party to make the payment when due; and (iii) the payment is made within two Local Business Days of such party's receipt of written notice of its failure to pay."

       "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of the Agreement.

       "THRESHOLD AMOUNT" means in relation to Aron, US$50,000,000 (or its equivalent in another currency) and in relation to Counterparty, US$1,000,000 (or its equivalent in another currency).

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Aron and will apply to Counterparty.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Aron and will not apply to Counterparty.

(f)    PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

       (i) Loss will apply.

       (ii) The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) The parties agree to amend the following subsections of Section 5(a) as follows:

       (i) clause (i): in the third line of this clause, delete the word "third" and insert the word "first;"

       (ii) clause (ii): in the fifth line of this clause, delete the word "thirtieth" and insert the word "fifth;" and

       (iii) clause (vii)(4): delete, following the word "liquidation" in line 9, the clause beginning with "and, in the case of and ending with the word "thereof' in line 13; and in Clause (vii)(7): delete, following the word "assets" in line 19, the clause beginning with "and such secured party" and ending with the word "thereafter" in line 21, to eliminate the 30- day grace period.

       (iv) The parties also agree to add a new clause (ix) as follows:

              (ix) ADEQUATE ASSURANCE. A party ("X") fails to provide adequate assurance of its ability to perform all of its outstanding obligations hereunder to the other party ("Y") on or before 48 hours after a request for such assurance is made by Y when Y has reasonable grounds for insecurity.

(i) ADDITIONAL TERMINATION EVENT will apply. It will constitute an Additional Termination Event hereunder upon the occurrence of any of the following events:

       (i) Any of the following occurs with respect to Counterparty's obligations to Aron under this Agreement:

              (A) such obligations shall cease to be subject to a perfected first priority Lien (as defined in the Senior Credit Agreement) on the Collateral (as defined in the Senior Credit Agreement) pursuant to and in accordance with the Senior Credit Agreement and the Security Documents (as defined in the Senior Credit Agreement);

              (B) such obligations shall cease to be equally and ratably secured with Counterparty's obligations to the Secured Parties holding a first priority Lien pursuant to and in accordance with the Senior Credit Agreement and the Security Documents;

              (C) such obligations shall cease to rank at least pari passu with Counterparty's obligations to the Secured Parties holding a first priority Lien pursuant to and in accordance with the Senior Credit Agreement and the Security Documents; or

              (D) such obligations shall cease to be guaranteed pursuant to the guarantees from each of the Guarantors in favor of the Secured Parties pursuant to and in accordance with the Senior Credit Agreement;

       (iv) Any collateral under the Security Documents is released at any time, unless Aron shall have consented in writing prior to such release as set forth in the Security Documents; or

       (v) The Senior Credit Agreement is replaced by another credit facility, or amended and/or amended and restated to increase the funded indebtedness (from such amount as of the date of this Agreement) or commitments or to add borrowing tranches or Aron or its affiliates is not a lender under such facility, and Aron or its affiliates indicated its agreement to be such a lender but such agreement was declined by Counterparty or any Affiliate of Counterparty or by any administrative agent, syndication agent, documentation agent, bookrunner or any comparable party with the right to decline participation in such facility; provided, however, that any such event shall not constitute an Additional Termination Event if such terms are acceptable to Aron in its sole discretion.

For the purpose of the foregoing Termination Events, the Affected Party shall be Counterparty.


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

As used herein and throughout this Agreement, the following terms shall have the following meanings:

       "SENIOR CREDIT AGREEMENT" means that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among Counterparty and certain Subsidiaries of Counterparty, as Borrower, various Lenders party thereto, J. Aron & Company, as Lead Arranger and Syndication Agent and J. Aron & Company, as Administrative Agent, as such Senior Credit Agreement is in effect on the date hereof and without giving effect to any further amendments, modifications or supplements thereto, or waiver or termination thereof, after the date hereof, PROVIDED that if Aron (in its sole discretion) consents to any such amendment, modification, supplement or waiver expressly for purposes this Agreement, then the term "Senior Credit Agreement" shall refer to the Senior Credit Agreement as so amended, modified, supplemented or waived.

(j) EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(a) or Section 6(b), the parties agree that, except with respect to Transactions (if any) that are subject to Automatic Early Termination under Section 6(a), the Non-defaulting Party or the party that is not the Affected Party (in a case where a Termination Event under Section 5(b)(iv) , or an Additional Termination Event for which there is a single Affected Party, has occurred) is not required to terminate the Transactions on a single day, but rather may terminate the Transactions over a commercially reasonable period of time (not to exceed ten days) (the "Early Termination Period"). The last day of the Early Termination Period shall be the Early Termination Date for purposes of Section 6; provided, however, that interest shall accrue on the Transactions terminated during the Early Termination Period prior to the Early Termination Date at the Non- default Rate.

(k) Each of the Events of Default (as such term is defined in the Senior Credit Agreement) contained in Section 8 (together with the relevant provisions of any other Section or Sections to which they refer, including definitions) of the Senior Credit Agreement is hereby incorporated herein by this reference and made a part of this Agreement to the same extent as if the Senior Credit Agreement were set forth in full herein, provided that any reference in such Events of Default to the "Agent", "Bank", "Administrative Agent", "Lender(s)", or the "Required Lenders", or other like term, shall be deemed to be a reference to Aron. The occurrence at any time of any such Event of Default under the Senior Credit Agreement will constitute an Event of Default with respect to Counterparty for the purposes of Section 5(a) of the Agreement. If for any reason such Senior Credit Agreement should for any reason terminate, such Events of Default will be incorporated herein as they existed immediately prior to such event.

PART 2. TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e), Aron and Counterparty make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this



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

       representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purposes of Section 3(f), Counterparty makes the following representations:

       (i) It is not acting as an agent or intermediary for any foreign person with respect to the payments received or to be received by it in connection with this Agreement.

       (ii) It is a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

(a) For the purpose of Section 4(a), Tax forms, documents, or certificates to be delivered are:

       TAX FORMS, DOCUMENTS, OR CERTIFICATES TO BE DELIVERED ARE:

 PARTY REQUIRED TO         FORMS/DOCUMENTS/CERTIFICATES               DATE BY WHICH
 DELIVER DOCUMENT                                                     TO BE DELIVERED
-------------------------------------------------------------------------------------------------------------
Counterparty               United States Internal Revenue             (i) On a date which is before the first
                           Service Form W-9, or any successor         Scheduled Payment Date under this
                           form.                                      Agreement, (ii) promptly upon
                                                                      reasonable
                                                                      demand by
                                                                      Aron, and
                                                                      (iii)
                                                                      promptly
                                                                      upon
                                                                      learning
                                                                      that any
                                                                      such form
                                                                      previously
                                                                      provided
                                                                      by
                                                                      Counterparty
                                                                      has become
                                                                      obsolete,
                                                                      incorrect,
                                                                      or
                                                                      ineffective.
--------------------------------------------------------------------------------------------------------------

(b) Other documents to be delivered are:

                                                                                          COVERED BY
PARTY REQUIRED             FORM/DOCUMENT/CERTIFICATE         DATE BY WHICH TO BE          SECTION 3(d)
TO DELIVER                                                   DELIVERED                    REPRESENTATION
--------------------------------------------------------------------------------------------------------------
Aron and                   Evidence of authority of          Upon or promptly             Yes
Counterparty               signatories                       following execution of
                                                                  this Agreement
--------------------------------------------------------------------------------------------------------------
Aron                       Any Credit Support Document       Within three (3)             No
                           specified in Part 4(f) herein     Business Days
                                                             following execution of
                                                                  this Agreement
--------------------------------------------------------------------------------------------------------------



                                        5


                                                                                            COVERED BY
PARTY REQUIRED      FORM/DOCUMENT/CERTIFICATE                  DATE BY WHICH TO BE          SECTION 3(d)
TO DELIVER                                                     DELIVERED                    REPRESENTATION
--------------------------------------------------------------------------------------------------------------

Counterparty        Any Credit Support Document                On the date of               No
                    specified in Part 4(f) herein              execution of this
                                                                       Agreement
--------------------------------------------------------------------------------------------------------------
Aron and            Most recent annual audited and             Promptly following           Yes
Counterparty        quarterly financial statements of the      reasonable demand by
                    party or, with respect to Aron, its        the other party
                    Credit Support Provider
--------------------------------------------------------------------------------------------------------------
Counterparty        Certified resolutions of its board of      Upon execution of this       Yes
                    directors or other governing body          Agreement
--------------------------------------------------------------------------------------------------------------
Counterparty        Such documents, reports and                At such times such           Yes
                    certificates as the Counterparty shall     documents, reports or
                    be required to provide to the Lender       certificates, as the
                    under the Senior Credit Agreement          case may be, are
                                                               required to be
                                                               delivered by the
                                                               Counterparty under the
                                                                   Senior Credit
                                                                       Agreement
--------------------------------------------------------------------------------------------------------------
Counterparty        Legal opinion with respect to              Upon execution of this       Yes
                    Counterparty                               Agreement
--------------------------------------------------------------------------------------------------------------

PART 4. MISCELLANEOUS

(a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

       (i) Address for notices or communications to Aron:

              Address:    J. Aron & Company
                          85 Broad Street
                          New York, New York 10004
                          Attention: Energy Operations
                          Telephone: (212) 902-8986
                          Facsimile: (212) 493-9849

       (ii) Address for notices or communications to Counterparty:

              Address:
              Attention:


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

              Telephone:

              Facsimile:

(b) PROCESS AGENT. For the purpose of Section 13(c):

       Aron appoints as its Process Agent, not applicable.

       Counterparty appoints as its Process Agent: in the Borough of Manhattan, City, County and State of New York:

       C. T. CORPORATION SYSTEM 111 EIGHTH AVENUE
       13TH FLOOR
       NEW YORK, NEW YORK 10011

(c) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c):

       Aron is not a Multibranch Party.

       Counterparty is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Aron.

(f) CREDIT SUPPORT DOCUMENT. Any guaranty or other form of credit support provided on behalf of Counterparty at any time shall constitute a Credit Support Document with respect to the obligations of Counterparty. Details of any other Credit Support Document, each of which is incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such Confirmation:

       (i) Guaranty by The Goldman Sachs Group, Inc. ("Goldman Group") in favor of Counterparty as beneficiary thereof shall constitute a Credit Support Document with respect to the obligations of Aron.

       (ii)   the Senior Credit Agreement and the Security Documents.

       (iii)  each of the Guaranties (as defined in the Senior Credit
              Agreement).

(g) CREDIT SUPPORT PROVIDER.

       Credit Support Provider means in relation to Aron, Goldman Group.

       Credit Support Provider means in relation to Counterparty, the Guarantors (as defined in the Senior Credit Agreement) and any party that at any time provides a guaranty or other form of credit support on behalf of Counterparty.

(h) GOVERNING LAW. Section 13(a) is hereby replaced with the following:

       (a) GOVERNING LAW. This Agreement and each Transaction entered into hereunder will be governed by, and construed and enforced in accordance with, the law of the State of New York without reference to its choice of law doctrine.

(i) JURISDICTION. Section 13(b) is hereby amended by:

       (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and

       (ii) deleting the final paragraph thereof.

(j) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will not apply to Transactions. Notwithstanding anything to the contrary in Section 2(c), unless otherwise expressly agreed by the parties, the netting provided for in Section 2(c) will not apply separately to any pairings of branches or Offices through which the parties make and receive payments or deliveries.

PART 5. OTHER PROVISIONS

(a) ACCURACY OF SPECIFIED INFORMATION. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

(b) SCOPE OF AGREEMENT. Any transaction outstanding between the parties at the date this Agreement comes into force or entered into by the parties at or after the date this Agreement comes into force that is: (1) an FX Transaction or a Currency Option Transaction as defined in the 1998 FX and Currency Option Definitions (the "FX Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), the Emerging Markets Traders Association, and the Foreign Exchange Committee, unless otherwise specified in the relevant confirmation, and (2) a transaction between the parties of the type set forth in the definition of "Specified Transaction" herein unless otherwise specified in the relevant confirmation relating to such Specified Transaction or unless otherwise agreed by the parties, will constitute a "Transaction" for the purposes of this Agreement. Transactions of the type set forth in (1) above will be deemed to incorporate the FX Definitions.

(c) ADDITIONAL REPRESENTATIONS. The parties agree to amend Section 3 by adding new Sections 3(g), (h), (i), and (j) as follows:

       (g) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

       (h) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

       (i) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

       (j) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d) TRANSFER. The following amendments are hereby made to Section 7:

       (i) In the third line, insert the words "which consent will not be arbitrarily withheld or delayed," immediately before the word "except"; and

       (ii) in clause (a), insert the words "or reorganization, incorporation, reincorporation, or reconstitution into or as," immediately before the word "another."

(e) CONSENT TO RECORDING. Each party consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties, with or without the use of a warning tone, and their Affiliates in connection with this Agreement or any potential Transaction.

(f) DEFINITIONS. The following amendments are hereby made to Section 14:

       (i) The definition of "TERMINATION CURRENCY EQUIVALENT" in Section 14 is hereby amended by deleting in its entirety the text after the first three lines thereof and replacing it with the following:

              "by the party making the relevant determination in any commercially reasonable manner as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant amount determined in accordance with
              Section 6(e) is determined as of a later date, that later date, for value on the date the payment or settlement payment is due."

(g) SET-OFF. The parties agree to amend Section 6 by adding a new Section 6(f) as follows:

       "(f) Upon the occurrence of an Event of Default or Termination Event under Section 5(b)(iv) with respect to a party ("X"), the other party ("Y") will have the right (but not be obliged) without prior notice to X or any other person to set-off or apply any obligation of X owed to Y (or any Affiliate of Y) (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y (or any Affiliate of Y) owed to X (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation). Y will give notice to the other party of any setoff effected under this Section 6(f).

       Amounts (or the relevant portion of such amounts) subject to set-off may be converted by Y into the Termination Currency at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

       If any obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

       Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise)."

(h) DEFINITIONS. This Agreement, each Confirmation and each Transaction is subject to the 1993 ISDA Commodity Derivatives Definitions as supplemented by the 2000 Supplement to the 1993 ISDA Commodity Derivatives Definitions, as published by ISDA (together, the "Definitions"), and will be governed in all respects by the Definitions (except that references to "Swap Transactions" in the Definitions will be deemed to be references to "Transactions"). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Subject to Section 1(b), in the event of any inconsistency between the provisions of any Confirmation, this Agreement, and the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(i) INCORPORATION OF COVENANTS BY REFERENCE. Each of the covenants contained in Sections 5 and 6 (together with the relevant provisions of any other Section or Sections to which they refer, including definitions) of the Senior Credit Agreement is hereby incorporated herein by this reference and made a part of this Agreement to the same extent as if the Senior Credit Agreement were set forth in full herein, provided that any reference in such provisions to, "Bank", "Deposit Bank", the "Administrative Agent," the "Agent", the "Required Lenders" and the "Lenders" shall be deemed to be a reference to Aron. If for any reason such Senior Credit Agreement should for any reason terminate, such covenants will be incorporated herein as they existed immediately prior to such event. Each such incorporated covenant will be deemed an agreement or obligation for the purposes of Section 5(a)(ii) of the Agreement.

(j) WAIVER OF TRIAL BY JURY. Each party hereby irrevocably waives any and all right to trial by jury in any Proceeding.

(k) CONFIRMATIONS. Counterparty shall be deemed to have agreed to the terms contained in any Confirmation (as amended and revised) sent by Aron to Counterparty unless Counterparty objects to such terms within three (3) Business Days of receipt.

PART 6. DISRUPTION FALLBACKS

       The following "DISRUPTION FALLBACKS" specified in Section 7.5(c) of the Definitions shall apply, in the following order, except as otherwise specified in the relevant Confirmation:

       (i)    "Fallback Reference Price";

       (ii) "Postponement", with two (2) Commodity Business Days as the Maximum Days of Disruption;

       (iii)  Negotiated Fallback;

       (iv)   "Fallback Reference Dealers"; and

       (v)    "Calculation Agent Determination".

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


J. ARON & COMPANY PACIFIC ENERGY RESOURCES LTD.,


/s/ Colleen Foster                      /s/ Darren Katic
-------------------------------         ---------------------------------
Name: Colleen Foster                    Name: Darren Katic
Title: Managing Director                Title: President
Date:                                   Date: